                                                                    EXHIBIT 10.2

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

      THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is entered into as of November 8, 2005, by and among DYNAMIC DETAILS, INCORPORATED, a California corporation ("Details"), DYNAMIC DETAILS CANADA, CORP., a Nova Scotia unlimited liability company ("Canada"), and DDI CANADA ACQUISITION CORP., an Ontario corporation ("DDI Canada") (Canada and DDI Canada are collectively referred to as "Borrowers" and each individually as a "Borrower"); the other Credit Parties signatory hereto; and GE CANADA FINANCE HOLDING COMPANY, a Nova Scotia unlimited liability company, for itself as Lender, and as Agent for Lenders.

                                    RECITALS

      A. Pursuant to the Credit Agreement dated as of June 30, 2004, by and among Borrowers, the other Credit Parties, Agent and Lenders, as amended by Amendment No. 1 to Credit Agreement dated as of June 20, 2005 (collectively, the "Credit Agreement"), Lenders are providing certain financial accommodations in favor of Credit Parties. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in ANNEX A to the Credit Agreement shall be applied herein as defined and established therein.

      B. Credit Parties have requested that certain provisions of the Credit Agreement be amended, and Agent and Lenders are willing to do so on the terms and conditions specified herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. RATIFICATION OF LOAN DOCUMENTS

      Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents (in each case, as modified by this Amendment), and all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of November 8, 2005, there was no Revolving Loan balance. Each Borrower and each other Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT AND CONSENT

      2.1 SECTION 1.5(a) of the Credit Agreement is hereby amended by deleting the second paragraph thereof in its entirety and substituting the following in lieu thereof:

      As of the Second Amendment Effective Date (as defined below), the Applicable Margins are as follows:

Applicable Revolver Index Margin          2.00%
Applicable Revolver LIBOR Margin          3.50%
Applicable L/C Margin                     3.50%

                                                                 AMENDMENT NO. 2

   The Applicable Margins may be adjusted by reference to the following grids:


   IF AS OF THE END OF ANY FISCAL MONTH
      EBITDA OF BORROWERS AND THEIR
   SUBSIDIARIES FOR THE LAST 12 FISCAL        APPLICABLE REVOLVER       APPLICABLE REVOLVER        APPLICABLE L/C
                MONTHS IS:                     INDEX MARGIN IS:          LIBOR MARGIN IS:            MARGIN IS:
------------------------------------------  -----------------------  ---------------------------  ---------------------
              < $15,000,000                          2.00%                       3.50%                   3.50%
------------------------------------------  -----------------------  ---------------------------  ---------------------
           >= $15,000,000 but
              < $20,000,000                          1.75%                       3.25%                   3.25%
------------------------------------------  -----------------------  ---------------------------  ---------------------
           >= $20,000,000 but
              < $25,000,000                          1.50%                       3.00%                   3.00%
------------------------------------------  -----------------------  ---------------------------  ---------------------
           >= $25,000,000 but
              < $30,000,000                          1.25%                       2.75%                   2.75%
------------------------------------------  -----------------------  ---------------------------  ---------------------
             >= $30,000,000                          1.00%                       2.50%                   2.50%
------------------------------------------  -----------------------  ---------------------------  ---------------------

      Adjustments in the Applicable Margins will commence with the Fiscal Quarter ending December 31, 2005, and thereafter will be implemented quarterly on a prospective basis, for each calendar month, within five days after the date of delivery to Agent of the quarterly unaudited Financial Statements evidencing the need for an adjustment; provided, that no such adjustments will take effect until the date Agent receives Borrowers' quarterly Financial Statements for the Fiscal Quarter ending September 30, 2005. Concurrently with the delivery of the quarterly Financial Statements, Borrowers shall deliver to Agent a certificate, signed by the chief financial officer of Details, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If an Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Event of Default is waived or cured.

      2.2 SECTION 1.6(f)(ii) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

      (ii) is subject to any Lien of any other Person, other than (A) Liens in favor of Agent, on behalf of itself and Lenders, or (B) the Liens on Accounts described in clause (r) of the definition of Permitted Encumbrances.

      2.3 SECTION 6.3(a)(xiv) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:


                                                                 AMENDMENT NO. 2

      (xiv) Indebtedness of Parent in favor of any Borrower resulting from any advance made pursuant to SECTION 6.13(i) or SECTION 6.13(l); and

      2.4 SECTION 6.3(a)(xvi) of the Credit Agreement is hereby amended by deleting the "." at the end of such clause, and substituting a ";" in lieu thereof;

      2.5 SECTION 6.3(a)(xvii). The following is hereby added as a new SECTION 6.3(a)(xvii) immediately following SECTION 6.3(a)(xvi):

      (xvii) other Indebtedness in an aggregate amount not to exceed US$25,000,000 (or the Equivalent Amount in Canadian Dollars) at any time (the "Other Indebtedness"); provided, that (A) no more than US$20,000,000 (or the Equivalent Amount in Canadian Dollars) of the proceeds of such Other Indebtedness may be used to fund advances made pursuant to SECTION 6.13(l); (B) such Indebtedness, to the extent secured, shall solely be secured by the Liens described in clause (r) of the definition of Permitted Encumbrances, or the Liens described in clause q of the definition of Permitted Encumbrances in the US Credit Agreement, and (C) such Indebtedness shall not be duplicative of the Indebtedness permitted under SECTION 6.3(a)(xv) of the US Credit Agreement.

      2.6 SECTION 6.13 of the Credit Agreement is hereby amended by deleting the "." at the end of clause (k) and substituting a ";" in lieu thereof; and adding the following new clause (l) immediately following such ";"

      (l) so long as (i) no Default or Event of Default has occurred and is continuing or would result from any such proposed payment, (ii) Details and its Subsidiaries have a Fixed Charge Coverage Ratio (as certified by Details' chief financial officer) for the 12-month period ending at the end of the Fiscal Quarter ending immediately preceding the date such payment is proposed to be made of at least 1.10:1.0 after giving effect to such proposed payment as if it had been made during such Fiscal Quarter, and (iii) both before and after giving effect to any such proposed payment, Details individually, and Credit Parties taken as a whole, are and will be Solvent, then Borrower Representative may make payments that are proceeds of the Other Indebtedness to Parent for the purpose of making the Restricted Payment permitted in Section 6.13(h); provided, that the aggregate amount of such payments shall not exceed US$20,000,000 (or the Equivalent Amount in Canadian Dollars) at any time.

      2.7 The following new definitions are hereby added to ANNEX A to the Credit Agreement in appropriate alphabetical order:

      "Other Indebtedness" has the meaning ascribed to it in SECTION
6.3(a)(xvii).

      "Second Amendment Effective Date" has the meaning ascribed to it in
Section 3 of that certain Amendment No. 2 to Credit Agreement dated as of November 8, 2005, by and among Borrowers, the other Credit Parties party thereto, Agent and Lenders.

      2.8 The definitions of "Availability Reserve," and "Reserves" set forth in ANNEX A to the Credit Agreement are hereby deleted in their entirety and the following are substituted therefor:


                                                                 AMENDMENT NO. 2

      "Availability Reserve" means the Reserve maintained against Borrowing Availability in the amount of US$1,000,000, provided that such Reserve shall not be duplicative of the "Availability Reserve" maintained under the US Credit Agreement.

      "Reserves" means with respect to any Borrowing Base (a) reserves established pursuant to SECTION 5.4(c), (b) the Availability Reserve, and (c) such other reserves against Eligible Accounts or Borrowing Availability that Agent may, in its reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of accrued Interest Expenses or Indebtedness shall be deemed to be a reasonable exercise of Agent's credit judgment.

      2.9 The definition of "Permitted Encumbrances" set forth in ANNEX A to the Credit Agreement is hereby amended by deleting clause (r) thereof, and the term "and" immediately preceding such clause, and substituting the following therefor:

      ; (r) Liens on Accounts and Equipment securing the Other Indebtedness; provided, that any such Liens on Accounts are subordinated to the Liens of Agent and Lenders on such Accounts, on terms and conditions acceptable to Agent in its sole discretion, and pursuant to a written subordination agreement, in form and substance acceptable to Agent in its sole discretion; and (s) other Liens securing Indebtedness not exceeding US$100,000 (or the Equivalent Amount in Canadian Dollars) in the aggregate at any time outstanding.

      2.10 The definition of "Senior Accreting Notes Interest Reserve" set forth in ANNEX A to the Credit Agreement is hereby deleted in its entirety.

      2.11 Consent to Lien Release on Equipment. Notwithstanding any contrary provision contained in the Credit Agreement or any other Loan Document, Agent hereby agrees to release the Lien on Equipment granted to Agent, for the benefit of Lenders, pursuant to the Security Agreement, within 45 days of the Second Amendment Effective Date.

SECTION 3. CONDITIONS TO EFFECTIVENESS

      The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent (the date upon which all such conditions precedent have been satisfied, the "Second Amendment Effective Date"):

      3.1 receipt by Agent of copies of this Amendment duly executed by each Credit Party;

      3.2 receipt by Agent of copies of the Amendment No. 3 to US Credit Agreement in form and substance satisfactory to Agent and Lenders;

      3.3 receipt by GE Capital of the amendment fee referred in Section 3.3 of Amendment No.3 to the US Credit Agreement; and

      3.4 the absence of any Default or Event of Default.


                                                                 AMENDMENT NO. 2

SECTION 4. MISCELLANEOUS

      4.1 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

      4.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

      4.3 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

      4.4 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

      4.5 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the Province of Ontario applicable to contracts made and performed in such province, and any applicable laws of Canada.

      4.6 Credit Party Consents. By signing this Amendment, each Credit Party hereby (a) ratifies and reaffirms, as of the date hereof, all of the provisions of those Guaranties and Pledge Agreements to which it is a party, (b) acknowledges receipt of a copy of this Amendment, and (c) consents to all of the provisions of this Amendment.

      4.7 Representations and Warranties. Each Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) such Credit Party has previously advised Lender in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

      4.8 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

      4.9 No Novation. The execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.


                                                                 AMENDMENT NO. 2

      4.10 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

                         [REMAINDER OF PAGE LEFT BLANK]

                                                                 AMENDMENT NO. 2

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to Credit Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                    "BORROWERS"

                                    DYNAMIC DETAILS CANADA, CORP.


                                    By:      /S/ JOHN STUMPF
                                       ----------------------------------------
                                             John Stumpf
                                             Vice President

                                    DDI CANADA ACQUISITION CORP.


                                    By:      /S/ JOHN STUMPF
                                       ----------------------------------------
                                             John Stumpf
                                             Vice President

                                    "AGENT" and "LENDER"

                                    GE CANADA FINANCE HOLDING COMPANY

                                    By:      /S/ JACK F. MARRONE
                                       -----------------------------------------
                                     Name: Jack F. Marrone
                                           Duly Authorized Signatory


                                                                 AMENDMENT NO. 2

      The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrowers.

"CREDIT PARTIES"

DDI CORP.                                                    DDI INTERMEDIATE HOLDINGS CORP.

By:      /S/ JOHN STUMPF                                     By:      /S/ JOHN STUMPF
   -----------------------------------------                    ---------------------
         John Stumpf                                                  John Stumpf
         Vice President                                               Vice President

DDI CAPITAL CORP.
                                                             DYNAMIC DETAILS INCORPORATED,
                                                             COLORADO SPRINGS


By:      /S/ JOHN STUMPF                                     By:      /S/ JOHN STUMPF
   -----------------------------------------                    ---------------------
         John Stumpf                                                  John Stumpf
         Vice President                                               Vice President

DYNAMIC DETAILS, INCORPORATED
                                                             DYNAMIC DETAILS INCORPORATED, VIRGINIA



By:      /S/ JOHN STUMPF                                     By:      /S/ JOHN STUMPF
   -----------------------------------------                    ---------------------
         John Stumpf                                                  John Stumpf
         Vice President                                               Vice President

DDI SALES CORP.                                              DYNAMIC DETAILS TEXAS, LLC



By:      /S/ JOHN STUMPF                                     By:      /S/ JOHN STUMPF
   -----------------------------------------                    ---------------------
         John Stumpf                                                  John Stumpf
         Vice President                                               Vice President

DDI-TEXAS INTERMEDIATE HOLDINGS II, L.L.C.                   DDI-TEXAS INTERMEDIATE PARTNERS II, L.L.C.



By:      /S/ JOHN STUMPF                                     By:      /S/ JOHN STUMPF
   -----------------------------------------                    ---------------------
         John Stumpf                                                  John Stumpf
         Vice President                                               Vice President

LAMINATE TECHNOLOGY CORP.

                                                             DYNAMIC DETAILS, INCORPORATED, SILICON VALLEY

By:      /S/ JOHN STUMPF                                     By:      /S/ JOHN STUMPF
   -----------------------------------------                    ---------------------
         John Stumpf                                                  John Stumpf
         Vice President                                               Vice President


                                                                 AMENDMENT NO. 2

DYNAMIC DETAILS, L.P.

By:      DDi-Texas Intermediate
         Partners II, L.L.C., its General Partner

         By:      /S/ JOHN STUMPF
            ---------------------
                  John Stumpf
                  Vice President




                                                                 AMENDMENT NO. 2
                                       9